UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2007

Luna Innovations Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-52008	54-1560050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Riverside Circle, Suite 400

Roanoke, Virginia 24016

(Address of principal executive offices, including zip code)

540-769-8400

(Registrant’s telephone number, including area code)

1703 South Jefferson Street, SW

Roanoke, Virginia 24016

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operation and Financial Condition.

On November 8, 2007, Luna Innovations Incorporated (“Luna”) issued a press release announcing financial results for the three and nine month periods ended September 30, 2007. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. Also, on November 8, 2007, Luna held a conference call to discuss financial results for the three and nine month periods ended September 30, 2007. The transcript of the conference call is attached hereto as Exhibit 99.2 and incorporated by reference herein.

The information in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01(d).	Exhibits

Exhibit No.	Description

99.1	Press Release dated November 8, 2007 by Luna Innovations Incorporated

99.2	Transcript of conference call of Luna Innovations Incorporated, held on November 8, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Luna Innovations Incorporated

By:	/s/ Dale E. Messick
Dale E. Messick
Chief Financial Officer

Date: November 13, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 8, 2007 by Luna Innovations Incorporated

99.2	Transcript of conference call of Luna Innovations Incorporated, held on November 8, 2007